UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 1, 2009 (June 29, 2009)
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda		N/A
(Address of principal executive offices)		(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 30, 2009, Mr. Hans W. Schmidt retired from his position as a member of the Company’s Board of Directors and submitted his resignation accordingly.
On June 29, 2009, the Company and Nabors Industries, Inc. (“Nabors”) entered into an amendment to that certain executive employment agreement, dated April 29, 2009, with Eugene M. Isenberg, the Company’s Chairman and Chief Executive Officer (the “Isenberg Employment Agreement”). The amendment provides for a reduction of the annual rate of base salary payable under the Isenberg Employment Agreement from $1.3 million per year to $1.17 million per year for the period from June 29, 2009 to December 27, 2009.
On June 29, 2009, the Company and Nabors entered into an amendment to that certain executive employment agreement, dated April 29, 2009, with Anthony G. Petrello, the Company’s Deputy Chairman, President and Chief Operating Officer (the “Petrello Employment Agreement”). The amendment provides for a reduction of the annual rate of base salary payable under the Petrello Employment Agreement from $1.1 million per year to $990,000 per year for the period from June 29, 2009 to December 27, 2009.
The reductions in the base salaries of Messrs. Isenberg and Petrello are commensurate with reductions implemented both in salaries throughout the Company’s subsidiaries and in cash retainers paid to nonemployee directors, as part of an initiative to reduce costs in light of the current economic downturn. The salary reductions do not affect the calculation or payment of any ancillary benefits.
The Isenberg Employment Agreement and the Petrello Employment Agreement are filed as Exhibits 10.1 and 10.2 respectively to our Form 8-K, dated April 29, 2009.
The foregoing descriptions of the amendments are qualified in their entirety by reference to the amendments thereof, which are attached hereto as Exhibit 10.1 for Mr. Isenberg and Exhibit 10.2 for Mr. Petrello, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Document Description

10.1	First Amendment to Executive Employment Agreement, dated June 29, 2009, among Nabors Industries Ltd., Nabors Industries, Inc. and Eugene M. Isenberg

10.2	First Amendment to Executive Employment Agreement, dated June 29, 2009, among Nabors Industries Ltd., Nabors Industries, Inc. and Anthony G. Petrello

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 1, 2009	NABORS INDUSTRIES LTD.
/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	First Amendment to Executive Employment Agreement, dated June 29, 2009, among Nabors Industries Ltd., Nabors Industries, Inc. and Eugene M. Isenberg

10.2	First Amendment to Executive Employment Agreement, dated June 29, 2009, among Nabors Industries Ltd., Nabors Industries, Inc. and Anthony G. Petrello

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